2Q13 Earnings Conference Call Supplemental Presentation 2Q13 Earnings Conference Call Supplemental Presentation July 23, 2013 July 23, 2013 Exhibit 99.2

Safe Harbor Language
To the extent that statements in this presentation and the accompanying press release relate to future plans, objectives, financial results or performance of IBERIABANK Corporation, these statements are deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements, which are based on management’s current information, estimates and assumptions and the current economic environment, are generally identified by the use of the words “plan”,
“believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions. IBERIABANK
Corporation’s actual strategies and results in future periods may differ materially from those currently expected due to various risks and uncertainties.
Actual results could differ materially because of factors such as the level of market volatility, our ability to execute our growth strategy, including the availability of future FDIC-assisted failed bank opportunities, unanticipated losses related to the integration of, and refinements to purchase accounting adjustments for, acquired businesses and assets and assumed liabilities in these transactions, adjustments of fair values of acquired assets and assumed liabilities and of deferred taxes in acquisitions, actual results deviating from the Company’s current estimates and assumptions of timing and amounts of cash flows, credit risk of our customers, effects of the on-going correction in residential real estate prices and reduced levels of home sales, sufficiency of our allowance for loan losses, changes in interest rates, access to funding sources, reliance on the services of executive management, competition for loans, deposits and investment dollars, reputational risk and social factors, changes in government regulations and legislation, increases in FDIC insurance assessments, geographic concentration of our markets and economic conditions in these markets, rapid changes in the financial services industry, dependence on our operational, technological, and organizational systems or infrastructure and those of third-party providers of those services, hurricanes and other adverse weather events, the modest trading volume of our common sock, and valuation of intangible assets. These and other factors that may cause actual results to differ materially from these forward-looking statements are discussed in the Company’s Annual Report on Form 10-K, subsequent
Quarterly Reports on Form 10-Q, and other filings with the Securities and Exchange Commission (the “SEC”), available at the SEC’s website, http://www.sec.gov, and the Company’s website, http://www.iberiabank.com, under the heading “Investor Information.” All information in this presentation and the accompanying press release is as of the date of this release. The Company undertakes no duty to update any forward-looking statement to conform to the statement to actual results or changes in the Company’s expectations. Certain tabular presentations may not reconcile because of rounding.
2

•
Operating EPS of $0.80 driven by higher net interest margin, relatively flat operating expenses and balanced organic loan and core deposit growth
•
Organic loan growth:
•
Core deposit growth:
•
Deployed $335 million in excess liquidity through increased loan originations
•
16 basis point net interest margin increase
•
Tax equivalent net interest income increased $4 million or 4% offsetting a $241 million or 2% decline in average earning assets
•
$2 million loan loss provision - $3 million provision on legacy portfolio offset by $1 million recovery on the non covered acquired portfolio
Introductory Comments
Second Quarter 2013 – Summary Comments
$394 million since March 31, 2013 (+21% annualized)
$1.7 billion since year-end 2011 (+18% annualized)
$66 million since March 31, 2012 (+3% annualized)
$1.7 billion since year-end 2011 (+16% annualized)
12 bps due to deployment of excess liquidity into loans
5 bps due to decline in deposit costs

Financial Overview
Financial Overview
Performance Metrics – Yields and Costs
•
Investment yield unchanged
at 1.92%
•
Net covered loan yield
declined 24 bps due to
lower income and higher
covered loan balances;
decline in non-covered loan
yield of 4 bps
•
Average noninterest bearing
deposits up $72 million
(15% annualized)
•
Margin improved 16 bps to
3.39%;
•
12 bps due to deployment of
low yielding excess liquidity
into higher yielding loans
•
Interest bearing deposit costs
declined 5 bps
3/31/2013 6/30/2013
Investment Securities 1.92% 1.92% (0)           bps
Covered Loans & Loss Share Receivable 5.35% 5.11% (24)        bps
Noncovered Loans 4.44% 4.40% (4)           bps
Loans & Loss Share Receivable 4.36% 4.35% (1)           bps
Mortgage Loans Held For Sale 2.97% 3.17% 20          bps
Other Earning Assets 0.52% 0.87% 35          bps
  Total Earning Assets 3.70% 3.80% 10          bps
Interest Bearing Deposits 0.47% 0.42% (5)           bps
Short-Term Borrowings 0.19% 0.16% (3)           bps
Long-Term Borrowings 3.16% 3.39% 23          bps
  Total Interest Bearing Liabilities 0.58% 0.51% (7)           bps
Net Interest Spread 3.12% 3.29% 17          bps
Net Interest Margin 3.23% 3.39% 16          bps
(1)
Earning asset yields are shown on a fully taxable equivalent basis.
Basis Point
Change
For Quarter Ended:

Financial Overview
Non-Interest Income Trends
•
Gains on sale of investments decreased $2.4 million or 102%
•
Mortgage loan income declined $1.2 million or  6%
•
Title insurance income increased $0.7 million, or 13%
•
Increased brokerage commissions of $0.3 million or 9%
•
Deposit service charge income increased $0.3 million, or 5%, from 1Q13
2Q13 originations up 23% from 1Q13
Refinancings were 31% of production,
down from 40% in 1Q13
Sales up 11% in 2Q13 and up 27% over
2Q13
$18 million in 2Q13 revenues (down 6%)
due to pipeline valuations
Margins declined slightly; Small buyback
costs
Pipeline of $265 million at quarter-end
and $270 million on July 12    (+6%)
Noninterest Income ($000s) 2Q12 3Q12 4Q12 1Q13 2Q13 $ Change % Change
Service Charges on Deposit Accounts 6,625 $    6,952 $    7,295 $    6,797 $    7,106 $    309 $         5%
ATM / Debit Card Fee Income 2,166       2,377       2,412       2,183       2,357       174            8%
BOLI Proceeds and CSV Income 905           916          909          939          901          (38)             -4%
Mortgage Income 18,185     23,215     22,935     18,931     17,708     (1,223)        -6%
Gain (Loss) on Sale of Investments, Net 901           41            (4)             2,359       (57)           (2,416)        -102%
Title Revenue 5,339       5,623       5,492       5,021       5,696       675            13%
Broker Commissions 3,102       3,092       4,192       3,534       3,863       329            9%
Other Noninterest Income 4,471       4,337       4,928       4,727       4,915       188            4%
Noninterest income excluding non-operating income 41,694     46,553     48,158     44,491     42,489     (2,002)        -5%
Non-operating income -            -           2,196       -           -           -                  -
Total Noninterest Income 41,694 $  46,553 $ 50,354 $ 44,491 $ 42,489 $ (2,002) $     -5%
2Q13 vs. 1Q13
th

Financial Overview
Non-Interest Expense
•
Noninterest expenses excluding non-operating items
flat as compared to 1Q13
•
Total expenses down $28 million, or 19%, in 2Q13
•
Occupancy and branch closure costs up $5 million
•
No merger-related costs incurred, down $0.2 million
from 1Q13
Linked quarter increases/(decreases) of:
Mortgage commissions 1.8 $   mil.
Severance expense 1.6
Litigation 0.2
FHLB debt extinguishment (2.3)
OREO expense (0.6)
Occupancy expense (0.5)
0.2 $
Noninterest Expense ($000s) 2Q12 3Q12 4Q12 1Q13 2Q13 $ Change % Change
Mortgage Commissions 5,612 $       6,006 $       5,747 $       4,327 $       6,127 $       1,800 $       42%
Hospitalization Expense 3,404          3,773          4,005          4,407          3,994          (413)            -9%
Other Salaries and Benefits 48,011        49,270        50,675        53,668        53,694        26               0%
Salaries and Employee Benefits 57,028 $    59,049 $    60,426 $    62,402 $    63,815 $    1,413 $       2%
Credit/Loan Related 4,835          4,846          4,386          3,739          4,168          429             11%
Occupancy and Equipment 12,852        13,500        14,413        14,774        14,321        (453)            -3%
Amortization of Acquisition Intangibles 1,289          1,287          1,285          1,183          1,181          (2)                0%
All Other Noninterest Expense 27,105        26,611        30,328        28,050        26,681        (1,369)         -5%
Nonint. Exp. (Ex-Non-Operating Exp.) 103,109 $  105,293 $  110,838 $  110,148 $  110,166 $  18 $            0%
Severance 1,053          712             370             97               1,670          1,573          1616%
Occupancy and Branch Closure Costs 2,743          284             711             375             4,925          4,550          1214%
Impairment of Indemnification Asset -              -              -              31,813        -              (31,813)      -100%
Debt Prepayment -              -              -              2,307          -              (2,307)         -100%
Termination of Debit Card Rewards Program -              -              -              -              450             450             100%
Consulting and Professional 1,661          574             339             -              150             150             100%
Merger-Related Expenses 456             2,985          1,183          157             -              (157)            -100%
Total Noninterest Expense 109,022 $  109,848 $  113,441 $  144,898 $  117,361 $  (27,536) $   -19%
Tangible Efficiency Ratio - excl Nonop Exp 74.4% 71.2% 72.5% 76.0% 74.2%
2Q13 vs. 1Q13

| | For The Quarter Ended | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | June 30, 2012 | | | March 31, 2013 | | | June 30, 2013 | | |
| | Dollar Amount | | | Dollar Amount | | | Dollar Amount | | |
| | Pre-tax | After-tax [2] | Per share | Pre-tax | After-tax [2] | Per share | Pre-tax | After-tax [2] | Per share |
| Net Income (Loss) (GAAP) | $ 16,949 | $ 12,560 | $ 0.43 | $ (4,159) | $ 717 | $ 0.02 | $ 19,803 | $ 15,590 | $ 0.53 |
| Noninterest income adjustments | | | | | | | | | |
| Loss (Gain) on sale of investments | (901) | (586) | (0.02) | (2,359) | (1,533) | (0.05) | 57 | 37 | 0.00 |
| Other noninterest income | - | - | - | - | - | - | - | - | - |
| Noninterest expense adjustments | | | | | | | | | |
| Merger-related expenses | 456 | 296 | 0.01 | 157 | 102 | 0.00 | - | - | - |
| Severance expenses | 1,053 | 685 | 0.02 | 97 | 63 | 0.00 | 1,670 | 1,086 | 0.04 |
| Impairment of indemnification asset | - | - | - | 31,813 | 20,678 | 0.70 | - | - | - |
| Debt prepayment | - | - | - | 2,307 | 1,500 | 0.05 | - | - | - |
| Occupancy expenses and branch closure expenses | 2,743 | 1,783 | 0.06 | 375 | 244 | 0.01 | 4,925 | 3,201 | 0.11 |
| Termination of debit card rewards program | - | - | - | - | - | - | 450 | 293 | 0.01 |
| Professional expenses and litigation settlements | 1,661 | 1,080 | 0.04 | - | - | - | 150 | 97 | 0.00 |
| Operating earnings (Non-GAAP) (3) | 21,961 | 15,818 | 0.54 | 28,231 | 21,771 | 0.74 | 27,055 | 20,304 | 0.69 |
| Covered and acquired impaired (reversal of) provision for loan losses | 4,624 | 3,006 | 0.10 | 565 | 367 | 0.01 | (1,537) | (999) | (0.03) |
| Other (reversal of) provision for loan losses | 4,271 | 2,776 | 0.09 | (3,941) | (2,562) | (0.09) | 3,344 | 2,174 | 0.07 |
| Pre-provision operating earnings (Non-GAAP) (3) | $ 30,856 | $ 21,600 | $ 0.73 | $ 24,855 | $ 19,576 | $ 0.66 | $ 28,862 | $ 21,479 | $ 0.73 |
| Net Income (Loss) (GAAP) | $ 16,949 | $ 12,560 | $ 0.43 | $ (4,159) | $ 717 | $ 0.02 | $ 19,803 | $ 15,590 | $ 0.53 |
| Impact of adoption of new accounting standard [3] | - | - | - | 5,453 | 3,544 | 0.12 | 4,967 | 3,228 | 0.11 |
| Earnings less impact of new accounting standard (Non-GAAP) | $ 16,949 | $ 12,560 | $ 0.43 | $ 1,294 | $ 4,262 | $ 0.14 | $ 24,770 | $ 18,818 | $ 0.64 |
| Operating earnings including the impact of the adoption of new accounting standard (Non-GAAP) | $ 21,961 | $ 15,818 | $ 0.54 | $ 28,231 | $ 21,771 | $ 0.74 | $ 27,055 | $ 20,304 | $ 0.69 |
| Impact of adoption of new accounting standard [3] | - | - | - | 5,453 | 3,544 | 0.12 | 4,967 | 3,228 | 0.11 |
| Operating earnings less impact of new accounting standard (Non-GAAP) | $ 21,961 | $ 15,818 | $ 0.54 | $ 33,684 | $ 25,315 | $ 0.86 | $ 32,022 | $ 23,532 | $ 0.80 |

Financial Overview
Non-Operating Items
•
Amortization of indemnification asset of $5.0 million in 2Q13 ($0.11 EPS)
•
Branch closure expense of $4.9 million in 2Q13 ($0.11 EPS)
•
2Q13 Severance expense of $1.7 million ($0.04 EPS)
(1) Per share amounts may not appear to foot due to rounding
(2) After-tax amounts estimated based on a 35% marginal tax rate
(3) Includes the impact of the adoption of ASU 2012-06 in the three-month periods ending June 30, 2013 and March 31, 2013
(4) Adjustments represent additonal amortization on the Company's loss share receivable due to the adoption of ASU 2012-06 for the three month-periods ending June 30, 2013 and
March 31, 2013.  The amounts  included above represents the incremental amortization as calculated using the yield on the covered portfolio for the three month period ending
December 31, 2012. The Company expects the additional  amortization (calculated on the same basis as the amount above) over the next four quarters to be as follows:
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(1)
(dollars in thousands)

Financial Overview
Performance Metrics – Quarterly Trends
•
Average earning
assets down $241
million (-2%)
•
T/E net interest
income up $4
million (+4%)
•
Provision of $2
million:
•
Net charge-offs:
$1.1 million (0.05%
annualized rate)
•
Non covered
acquired loan loss
provision reversal:
$1.5 million
•
All other
provision: $3.3
million
6/30/2012 9/30/2012 12/31/2012 3/31/2013 6/30/2013
Net Income ($ in thousands) 12,560 $  21,234 $  23,208 $    717 $        15,590 $  2074%
Per Share Data:
Fully Diluted Earnings 0.43 $       0.73 $       0.79 $         0.02 $       0.53 $       2011%
Operating Earnings (Non-GAAP)
(1)
0.54 0.83 0.80 0.86 0.80 -7%
Pre-provision Operating Earnings  (Non-GAAP) 0.73 0.92 0.91 0.66 0.73 10%
Tangible Book Value 37.28 37.07 37.34 36.93 36.30 -2%
Key Ratios:
Return on Average Assets 0.43% 0.69% 0.73% 0.02% 0.49% 46 bps
Return on Average Common Equity 3.36% 5.56% 6.02% 0.19% 4.09% 390 bps
Return on Average Tangible Common Equity (Non-GAAP) 4.86% 7.91% 8.62% 0.55% 5.96% 541 bps
Net Interest Margin (TE)
(2)
3.59% 3.58% 3.55% 3.23% 3.39% 16 bps
Tangible Efficiency Ratio (TE)
(2)
(Non-GAAP) 78.2% 74.3% 73.2% 102.4% 81.9% (2,051) bps
Tangible Common Equity Ratio (Non-GAAP) 9.37% 9.01% 8.66% 8.75% 8.69% (6) bps
Tier 1 Leverage Ratio 10.42% 10.01% 9.70% 9.37% 9.59% 22 bps
Tier 1 Common Ratio (Non-GAAP) 12.97% 12.04% 11.74% 11.39% 11.08% (31) bps
Total Risk Based Capital Ratio 15.54% 14.54% 14.19% 13.80% 13.45% (35) bps
Net Charge-Offs to Average Loans
(3)
0.07% 0.11% 0.01% 0.06% 0.05% (1) bps
Nonperforming Assets to Total Assets
(3)
0.84% 0.81% 0.85% 0.83% 0.86% 3 bps
(1)
Excludes the impact of the adoption of the new accounting standard.
(2)
Fully taxable equivalent basis.
(3)
Excluding FDIC Covered Assets and acquired impaired loans.
%/Basis Point
Change
For Quarter Ended:

Interest Rate Risk
Quarterly Re-pricing Schedule
•
$1.7 Billion in time deposits re-price over next 12 months at weighted average 0.68% rate
•
During 2Q13, new and re-priced time deposits were booked at an average cost of 0.32%
•
In 2Q13, retention rate of  time deposits was 83% with average reduction in rate of 25 basis points
$ in millions
Note:  Amounts exclude re-pricing of assets and liabilities from prior quarters
Excludes FDIC loans and receivable, non-accrual loans and market value adjustments
3Q13 4Q13 1Q14 2Q14 3Q14
Cash Equivalents Balance 162.2 $       - $          - $          - $          - $
Rate 1.28% 0.00% 0.00% 0.00% 0.00%
Investments Balance 101.5 $       85.1 $        82.9 $        83.2 $        83.7 $
Rate 2.83% 2.79% 2.59% 2.84% 3.04%
Fixed Rate Loans Balance 337.2 $       247.7 $       237.0 $       233.6 $       207.6 $
Rate 5.30% 5.15% 5.12% 5.09% 5.08%
Variable Rate Loans Balance 3,736.7 $    16.7 $        16.8 $        24.1 $        4.0 $
Rate 3.34% 4.30% 4.46% 4.61% 4.68%
Held for Sale Loans Balance 162.0 $       - $          - $          - $          - $
Rate 2.85% 0.00% 0.00% 0.00% 0.00%
Time Deposits Balance 609.4 $       419.9 $       374.1 $       250.7 $       79.8 $
Rate 0.52% 0.76% 0.85% 0.66% 0.84%
Repos Balance 289.4 $       - $          - $          - $          - $
Rate 0.15% 0.00% 0.00% 0.00% 0.00%
Borrowed Funds Balance 135.0 $       1.0 $          0.8 $          1.6 $          8.8 $
Rate 3.47% 4.20% 3.92% 4.15% 4.51%

Interest Rate Risk
Simulations
Source: Bancware model, as of June 30, 2013
* Assumes instantaneous and parallel shift in interest rates based on static balance sheet
•
Asset sensitive from an interest rate risk position
•
The degree of asset sensitivity is a function of the reaction of competitors to changes in deposit pricing
•
Forward curve has a slightly positive impact over 12 months
Base Blue Forward
Change In:
-200 bp* -100 bp* Case +100 bp* +200 bp* Chip Curve
Net Interest
Income -4.4% -1.7% 0.0% 3.3% 6.8% 0.1% 0.9%
Economic
Value of
Equity
-15.5% -13.5% 0.0% 4.7% 8.3% 0.0% 0.0%

Branch Closings
$3.8
Salary & Benefits
$8.3
Contracts
$2.7
Marketing & Technology
$1.5
Revenue Enhancements
$1.7
Other Expense
$2.8

Operating Improvement Initiative
Composition of Expected Benefits – Updated for 2Q13
Expense Initiatives
Compensation
Branch closures
Other reductions
Branch closings
Closing 11 branch offices
(+2 branches from 1Q13)
Contracts
Consumer products
IT Maintenance
Consulting
Marketing & Technology
Telephone
Other Items
Business travel
Occupancy expense
Professional services
Revenue Enhancements
Loan related fee income
Mortgage mandatory delivery
Increased origination activity
Service fees
$ in millions
$20.8 million pre-tax net benefit
realized in 2014 and beyond
40% of initiatives, representing
34% of total benefits, were
completed through June 2013
Salary & Benefits 40%
Branch Closings 18%
Contracts 13%
Marketing & Technology 7%
Other Expense 13%
  Total Expense 92%
Revenue Enhancements 8%
100%

Operating Improvement Initiative
Timing of Expected Net Benefits
$ in thousands
$20.8 million annual pre-tax earnings run-rate improvement by 1Q14
92% expense reductions
8% revenue improvements
Aggregate anticipated $8.0 million pre-tax implementation costs – up from $3.9 million in 1Q13
91% or $7.0 million of total implementation costs were incurred in 2Q13
Net benefit of $3.8 million in 2013
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2013 2014 2015
Actual Estimated Estimated Estimated Estimated Estimated Estimated Estimated Estimated Estimated Estimated
Expense Reductions :
Branch closings $585 $749 $951 $951 $951 $951 $951 $951 $2,286 $3,806 $3,806
Contracts $229 $359 $490 $645 $645 $645 $645 645 1,078 2,580 2,580
Marketing & Technology $63 $190 $236 $236 $236 $236 $236 236 490 945 945
Other expense $436 $1,048 $1,196 $896 $896 $896 $896 $896 2,680 3,583 3,583
Salary & benefits $1,056 $1,628 $2,018 $2,078 $2,078 $2,078 $2,078 2,078 4,702 8,310 8,310
$2,369 $3,974 $4,892 $4,806 $4,806 $4,806 $4,806 $4,806 $11,235 $19,224 $19,224
Revenue improvements - 213 389 389 389 389 389 389 601 1,555 1,555
Total earnings enhancement $2,369 $4,186 $5,280 $5,195 $5,195 $5,195 $5,195 $5,195 $11,836 $20,779 $20,779
Implementation cost (7,037) (1,000) - - - - - - (8,036) - -
Net Benefit ($4,667) $3,187 $5,280 $5,195 $5,195 $5,195 $5,195 $5,195 $3,800 $20,779 $20,779
Impact to Full Year Quarterly Impact:

FDIC
IBKC (less FDIC and Acquired Impaired Non FDIC)
Acquired Impaired SOP 03-3
$947,632
40,789
110,155
796,687
$873,284
50,764
85,264
737,256
$811,596
47,717
82,238
681,642
$764,126
42,807
86,501
634,818
$701,717
51,798
88,453
561,466
$666,807
47,852
98,510
520,445
$599,696
46,040
95,089
458,568
$543,508
40,592
99,567
403,350
2011 Q3
2011 Q4
2012 Q1
2012 Q2
2012 Q3
2012 Q4
2013 Q1
2013 Q2

13 Asset Quality Non-Performing Assets Trends $ in thousands

Asset Quality
Legacy Portfolio
Asset Quality Summary
(Excludes FDIC covered assets and acquired impaired loans)
•
NPAs equated to 0.86%
of total assets, up 3 bps
compared to 1Q13
•
$183 million in classified
assets (-14% from
1Q13)
•
$108 million special
mention loans (-3% from
1Q13)
•
Net charge-offs of $1.0
million or an annualized
rate of 0.05% of
average loans
•
$3.3 million provision for
legacy franchise in
2Q13
     ($ thousands)
6/30/2012 3/31/2013 6/30/2013
Nonaccrual Loans 66,545 $      66,659 $      71,556 $      8% 7%
OREO 18,681         26,515         25,893         39% -2%
Accruing Loans 90+ Days Past Due 1,275           2,827           2,118           66% -25%
Nonperforming Assets 86,501         96,001         99,567         15% 4%
Past Due Loans 84,653         85,398         93,872         11% 10%
Classified Loans 200,872       213,589       183,414       -9% -14%
Nonperforming Assets/Assets 0.84% 0.83% 0.86% 2          bps 3          bps
NPAs/(Loans + OREO) 1.33% 1.27% 1.25% (8)         bps (2)         bps
Classified Assets/Total Assets 1.94% 1.84% 1.59% (35)       bps (25)       bps
(Past Dues & Nonaccruals)/Loans 1.30% 1.13% 1.18% (12)       bps 5          bps
Provision For Loan Losses 4,271 $        (3,941) $       3,344 $        -22% -185%
Net Charge-Offs/(Recoveries) 1,102           1,170           1,029           -7% -12%
Provision Less Net Charge-Offs 3,169 $        (5,111) $       2,315 $        -27% -145%
Net Charge-Offs/Average Loans 0.07% 0.06% 0.05% (2)         bps (1)         bps
Allowance For Loan Losses/Loans 1.23% 0.99% 0.84% (39)       bps (15)       bps
Allowance For Credit Losses/Loans 1.23% 0.99% 0.97% (26)       bps (2)         bps
For Quarter Ended: % or Basis Point Change
Year/Year Qtr/Qtr

Asset Quality
Total Portfolio Trends
     ($thousands)
Nonaccruals
625,938 $  463,075 $  409,775 $
-35% -12%
OREO & Foreclosed
129,917     131,836     129,607
0% -2%
90+ Days Past Due
8,270        5,697        4,126
-50% -28%
  Nonperforming Assets
764,126 $  600,608 $  543,508 $
-29% -10%
NPAs/Assets
6.30% 4.63% 4.24%
(206)            bps (39)              bps
NPAs/(Loans + OREO)
9.71% 6.87% 6.02%
(369)            bps (85)              bps
LLR/Loans
2.42% 2.21% 1.83%
(59)              bps (38)              bps
ACL/Loans
2.42% 2.21% 1.95%
(47)              bps (26)              bps
Net Charge-Offs/Loans
0.06% 0.06% 0.05%
(1)                bps (1)                bps
Past Dues:
30-89 Days Past Due
46,391 $    33,227 $    35,204 $
-24% 6%
90+ days Past Due
8,270        5,697        4,126
-50% -28%
Nonaccual Loans
625,938     463,075     409,775
-35% -12%
Total 30+ Past Dues
680,599 $  501,999 $  449,105 $
-34% -11%
% Loans
8.80% 5.84% 5.04%
(376)            (80)
Total Portfolio
2Q12 1Q13 2Q13
% or Basis Point Change
Year/Year Qtr/Qtr

Organic Loan Growth *
Covered Loan Portfolio
$400
$300
$200
$100
$0
-$100
-$200
$64
$58
$43
$173
$149
$257
$109
$262
$164
$329
$329
$315
$185
$394
Sterling Bank FDIC-Assisted Acquisition
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13

Markets
Loan Growth
Organic Loan Growth
$ in millions
* Organic loan growth excludes the outstanding balance of loans acquired in non-covered transactions (e.g., OMNI, Cameron, and Florida Gulf) at the date of the acquisition in the respective acquisition periods
2nd Quarter 2013:
•
$394 million, or
+5% (+21%
annualized)
Since YE 2011:
•
$1.7 billion, or
+28% (+19%
annualized)
Since YE 2009:
•
$2.8 billion, or
+69% (+20%
annualized)
•
The FDIC
covered loan
portfolio declined
45%, or $752
million (13%
annualized rate)

$140
$120
$100
$80
$60
$40
$20
$0
-$20
$124
$91
$61
$62
$22
$26
-$8
Other
Arkansas
Tennessee
Louisiana
Florida
Alabama
Texas

17 Markets Net Loan Growth By State – 2Q13 $ in millions Excludes covered loan portfolio

$ in Millions
450
400
350
300
250
200
150
100
50
-
(50)
97
6
(15)
37
(5)
(5)
14
64
149
164
185
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13

Markets
Quarterly Organic Loan Growth
*Organic loan growth excludes the outstanding balance of  loans acquired in all transactions at the date of the acquisition in the respective acquisition periods
•
First quarter of each year tends
to exhibit slower loan growth
than other quarters

Loan Commitments
Loan Fundings
$350
$300
$250
$200
$150
$100
$50
$0
$38
$8
$30
$44
$11
$33
$53
$23
$30
$92
$42
$50
$95
$48
$47
$117
$43
$74
$153
$50
$103
$344
$116
$228
Memphis
Mobile
Little Rock
Baton Rouge
Birmingham
Lafayette
New Orleans
Houston

Markets
Loan Originations 2Q13 –Top Markets
$ in millions
•
$1.2 billion in total
funded loans and
unfunded loan
commitments
originated in 2Q13
•
Significant growth in
Houston, New
Orleans, Lafayette,
Birmingham and Baton
Rouge
•
Continued growth in
other markets in which
we have invested
heavily
Loan commitments and originations include renewals

Very strong transaction account growth in 4Q12
$1,000
$800
$600
$400
$200
$0
-$200
-$400
Non-Interest Bearing
Other Core Deposits
Time Deposits
$184
$62
$159
$88
$217
$92
$281
$71
$333
$122
$93
$44
$273
$143
$912
$116
$14
$4
$66
$84
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13

Excludes acquired deposits
Organic Deposit Growth
•
Core deposit growth
of $66 million, or
+0.08% (+3%
annualized)
•
Decrease of $45
million, or -0.4% in
2Q13 (-2%
Annualized)
•
$84 million (4%)
growth in NIB deposits
for 2Q13
•
$110 million (5%)
decline in time
deposits in 2Q13
Total Deposit Growth
Markets
Organic Deposit Growth
$ in millions
2nd Quarter 2013:

New Orleans
Total Accounts
12,500
12,000
11,500
11,000
10,500
10,000
9,500
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013

Birmingham
Total Accounts
3,500
3,000
2,500
2,000
1,500
1,000
500
-
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

Houston
Total Accounts
1,200
1,000
800
600
400
200
-
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

21 Markets Non-Interest Bearing Deposit Accounts • Strong account growth in high-focus markets

20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
11%
12%
15%
15%
16%
17%
18%
19%
18%
19%
19%
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

Markets
Noninterest Bearing Deposits
% of Total Deposits
•
Since 2010, total
noninterest bearing
deposits have
increased $1.2 billion
or +134% (+54%
annualized rate)
•
Strong growth in 2Q13;
+$84 million on a
linked quarter basis
(17% annualized rate)
•
Top 2Q13 noninterest
bearing deposit growth
markets include
Houston, New Orleans,
Birmingham, and
Baton Rouge
Noninterest bearing deposits at period-end

Markets
2Q13 Highlights
•
Loan pricing and structure remain competitive for target commercial and business banking clients.
•
Houston, New Orleans, Acadiana, Birmingham and Baton Rouge showed strong commercial loan originations
•
Loans and commitments originated during 2Q13 of $1.2 billion with 50% fixed rate and 50% floating rate
•
Commercial loans originated and funded in 2Q13 totaled $499 million with a mix of 35% fixed and 65% floating ($826 in commercial loan commitments during the quarter)
•
Strong commercial pipeline of $738 million at quarter-end
•
Small business loan originations, including lines of credit, grew $87 million or
13% in 2Q13 (50% annualized)
•
Period-end core deposit growth of $66 million, with non-interest bearing deposits up $84 million ($72 million linked quarter growth on an average balance basis)

Retail and Small Business
2Q13 Progress
•
Completed closure and consolidation of 3 branches in the second quarter of 2013, as planned, with another 10 branches to be closed in the third quarter.
•
Balanced loan growth with Small Business, Consumer and Mortgage accounting for 46%
of total bank-wide loan growth:
•
Small Business of $61 million
•
Indirect of $10 million
•
Direct Consumer and Mortgage of $108 million
•
Small Business account growth decreased 5% on a linked quarter basis and increased 16% from 2Q12
•
Consumer accounts growth decreased 7% on a linked quarter basis and up 38%
from 2Q12
•
Continued emphasis on branch efficiency, productivity and enhanced digital delivery, with Retail staffing mid July down 7.8% from end of first qtr, with staff costs down 6.7%.
FTEs and staff costs to decline further in 3rd qtr with branch closures.
•
Continued investment with the addition of 4 new business bankers during the 2nd quarter
•
Checking account growth in new accounts remains strong, with account openings off slightly from prior quarter:

Total Quarterly Revenues For:
• IBERIA Capital Partners
• IBERIA Wealth Advisors
Total Revenues ($ in Millions)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

Wealth And Capital Markets
2Q13 Progress
•
ICP/IWA revenues
of $3.0 million (up
3% compared to
1Q13 and up 46%
from 2Q12)
•
ICP currently
provides research
coverage on 72
public energy
companies
•
IWA assets under
management
increased 1%, to
$1.1 billion at June
30, 2013

Appendix 26

| $ in Millions | Q1 2013 | Q2 2013 | Q3 2013 | Q4 2013 | 2013 | Q1 2014 | Q2 2014 | Q3 2014 | Q4 2014 | 2014 |
|---|---|---|---|---|---|---|---|---|---|---|
| Revenues | $ 41.61 | 30.33 | 23.59 | 21.66 | **$ 117.18** | 18.99 | 16.41 | 13.62 | 12.04 | **$ 61.06** |
| Amortization | (27.70) | (18.13) | (13.56) | (12.45) | **(71.85)** | (10.92) | (9.43) | (7.69) | (5.64) | **(33.68)** |
| Net covered Income | $ 13.91 | 12.20 | 10.03 | 9.20 | **$ 45.33** | 8.07 | 6.97 | 5.93 | 6.40 | **$ 27.38** |
| Balance | $ 1,039.0 | 954.5 | 852.5 | 738.8 | **$ 896.3** | 635.7 | 527.1 | 429.6 | 378.0 | **$ 492.6** |
| Net Yield | 5.35% | 5.11% | 4.70% | 4.98% | **5.06%** | 5.08% | 5.29% | 5.52% | 6.78% | **5.56%** |

4.00%
5.00%
6.00%
7.00%
8.00%
9.00%
10.00%
$0
$200
$400
$600
$800
$1,000
Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015
Projected Average Loan Balances and Net Yields
Projected Average Balance Projected Net Yield
Appendix
Expected Amortization Comparison

Appendix
Expected Amortization Comparison
$(30.00)
$(25.00)
$(20.00)
$(15.00)
$(10.00)
$(5.00)
$-
Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015
Millions
Indemnification Asset Expected Amortization ($ in Millions)
Current Method Legacy Method

Appendix
FDIC Covered Loan Portfolio Roll Forward
Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield
Covered Loans 1,153,954 55,400 18.878% 1,112,153 49,550 17.528% 1,039,469 41,607 16.047% 954,555 30,324 12.619%
Mortgage Loans 169,580 5,306 12.517% 155,989 5,318 13.636% 180,902 4,398 9.724% 170,420 4,135 9.706%
Indirect Automobile
(0) - 0.000% (0) - 0.000% (0) - 0.000% - - 0.000%
Credit Card 853 14 6.746% 860 14 6.664% 824 13 6.565% 789 14 7.147%
Consumer
149,877 5,282 14.020% 148,001 5,308 14.267% 130,960 3,509 10.867% 126,164 2,594 8.248%
Line Of Credit-Consumer Loans 72,598 3,462 18.971% 69,910 3,661 20.831% 41,802 3,200 31.044% 40,543 2,967 29.355%
Commercial & Business Banking 761,048 41,335 21.257% 737,394 35,250 18.706% 684,981 30,487 17.803% 616,642 20,613 13.224%
Loans in Process (3) - 0.000% (1) - 0.000% (1) - 0.000% (3) - 0.000%
Overdrafts 0 - 0.000% 0 - 0.000% 0 - 0.000% 0 - 0.000%
FDIC Loss Share Receivable 448,746 (33,488) -29.201% 411,328 (28,201) -26.828% 384,319 (27,702) -28.832% 268,700 (18,130) -26.692%
Net Covered Loan Portfolio 1,602,700 21,912 7.596% 1,523,481 21,349 7.678% 1,423,788 13,905 5.351% 1,223,255 12,194 5.110%
Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield
Covered Loans 1,153,954 55,400 18.878% 1,112,153 49,550 17.528% 1,039,469 41,607 16.047% 954,555 30,324 12.619%
CapitalSouth Bank
169,584 6,480 15.034% 150,872 6,737 17.537% 138,793 4,109 11.855% 131,981 3,610 10.852%
Orion Bank 651,176 35,154 21.221% 641,252 29,720 18.235% 597,706 25,287 16.960% 548,977 17,685 12.789%
Century Bank
244,874 8,047 12.967% 232,967 7,137 12.108% 219,726 6,401 11.703% 199,836 4,943 9.869%
Sterling Bank 88,322 5,718 25.371% 87,063 5,956 26.806% 83,245 5,810 27.941% 73,762 4,087 21.956%
FDIC Loss Share Receivable 448,746 (33,488) -29.201% 411,328 (28,201) -26.828% 384,319 (27,702) -28.832% 268,700 (18,130) -26.692%
CapitalSouth Bank 40,443 (3,213) -31.088% 35,811 (3,431) -37.492% 29,301 (2,388) -32.596% 18,955 (2,347) -48.987%
Orion Bank
271,457 (22,983) -33.130% 251,749 (17,944) -27.892% 235,594 (17,330) -29.423% 164,219 (10,492) -25.277%
Century Bank 101,167 (3,875) -14.987% 92,076 (3,200) -13.601% 90,384 (4,100) -18.146% 65,145 (3,105) -18.857%
Sterling Bank 35,680 (3,417) -37.472% 31,691 (3,625) -44.761% 29,040 (3,884) -53.502% 20,382 (2,185) -42.404%
Net Covered Loan Portfolio 1,153,954 21,912 7.596% 1,112,153 21,349 7.678% 1,039,469 13,905 5.351% 954,555 12,194 5.110%
CapitalSouth Bank
169,584 3,267 7.706% 150,872 3,305 8.764% 138,793 1,721 4.961% 131,981 1,262 3.826%
Orion Bank 651,176 12,171 7.477% 641,252 11,776 7.345% 597,706 7,958 5.326% 548,977 7,192 5.240%
Century Bank
244,874 4,173 6.816% 232,967 3,937 6.760% 219,726 2,301
4.188% 199,836 1,837 3.678%
Sterling Bank 88,322 2,301 10.420% 87,063 2,331 10.709% 83,245 1,925 9.252% 73,762 1,903 10.317%
2Q2013 3Q2012 4Q2012 1Q2013
2Q2013 3Q2012 4Q2012 1Q2013